UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Grants

On September 29, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of CECO Environmental Corp. (the “Company”) granted to each of Peter Johansson, the Company’s SVP, Chief Financial and Strategy Officer, and Joycelynn Watkins-Asiyanbi, the Company’s SVP, Chief Administrative and Legal Officer, 47,247 and 41,341 performance-based restricted stock units (“PSUs”), respectively, under the Company’s 2021 Equity and Incentive Compensation Plan. The Committee made such grants to provide enhanced retention and performance incentives to each of Mr. Johansson and Ms. Watkins-Asiyanbi, with the form and terms of the equity grants being consistent with the equity grant made by the Committee to Todd Gleason, the Company’s Chief Executive Officer, earlier this year. The PSUs will vest on July 5, 2027 only if (i) Mr. Johansson or Ms. Watkins-Asiyanbi, as the case may be, is still employed by the Company at the vest date, and (ii) the Company’s stock price reaches at least $22.00 (with a 200% payout if the stock price reaches $35.00) for 20 or more consecutive trading days during the performance period (as such terms are documented within equity award agreements between the Company and each of Mr. Johansson and Ms. Watkins-Asiyanbi, respectively, dated September 29, 2023 (each, an “Equity Award Agreement”)). The foregoing description of the Equity Award Agreements is a summary only and is qualified in its entirety by reference to the full text of the Equity Award Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Equity Award Agreement between the Company and Peter Johansson, dated September 29, 2023
10.2	Equity Award Agreement between the Company and Joycelynn Watkins-Asiyanbi, dated September 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2023	CECO Environmental Corp.

	By:	/s/ Kiril Kovachev
Kiril Kovachev
Chief Accounting Officer